UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 7, 2011

Expedia, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51447	20-2705720
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 108th Avenue NE, Bellevue, Washington	98004
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 679-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On April 7, 2011, Expedia, Inc. (“Expedia”) announced that its Board of Directors has preliminarily approved a plan to separate Expedia into two publicly traded companies: (i) TripAdvisor and (ii) Expedia. This transaction, which is subject to a number of conditions, is described in the related press release, which appears in Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press release of Expedia, Inc., dated April 7, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDIA, INC.

Date: April 7, 2011.	By:	/s/ Burke F. Norton
		Name:	Burke F. Norton
		Title:	Executive Vice President and General Counsel

EXHIBIT INDEX

99.1	Press release of Expedia, Inc., dated April 7, 2011.